UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☑ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

Forrester Research, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! FORRESTER RESEARCH, INC. 2026 Annual Meeting Vote by May 11, 2026 11:59 PM EDT FORRESTER RESEARCH, INC. 60 ACORN PARK DRIVECAMBRIDGE, MA 02140 V90468-P48066 You invested in FORRESTER RESEARCH, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 12, 2026. Get informed before you vote View the Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting priortoApril28,2026.If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.comControl # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 12, 2026 10:00 AM EDT Virtually at: www.virtualshareholdermeeting.com/FORR2026 *Please check the meeting materials for any special requirements for meeting attendance.

 Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters. Board Recommends Voting Items 1. Election of Directors. For Nominees: 01) Robert Bennett 02) Neil Bradford 03) George F. Colony 04) Anthony Friscia 05) Corinne Munchbach 06) Warren Romine 2. To approve an amendment and restatement of the Forrester Research, Inc. Third Amended and Restated Employee Stock Purchase Plan. For 3. To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2026. For 4. To approve, by non-binding vote, executive compensation. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V90469-P48066
Company’s independent registered public accounting firm for fiscal 2025. For 3. To approve, by non-binding vote, executive compensation. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V68279-P26611